NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road Mayfield Village, Ohio 44143 http://www.progressive.com	Thomas A. King (440)395-2260

The Company will host a simultaneous webcast of its 2005 Investor Relations Meeting on Thursday, May 26, 2005, beginning at 9:00 a.m. eastern time. The meeting will last approximately three hours and will include a question and answer session following the presentations. Information that is distributed at the meeting will be made available on the Company’s Web site on the morning of the meeting. To attend the simultaneous webcast, visit the Company’s Web site at http://investors.progressive.com/events.asp

FOR IMMEDIATE RELEASE

MAYFIELD VILLAGE, OHIO — May 19, 2005 — The Progressive Corporation today reported the following results for April 2005:

	April	April
(dollars in millions, except per share amounts)	2005	2004	Change
Net premiums written	$1,430.4	$1,315.7	9%

Net premiums earned	1,321.7	1,230.4	7%

Net income	147.6	157.1	(6)%

Per share	.74	.71	3%

Combined ratio	85.3	84.1	(1.2	) pts.

See the “Income Statements” for further month and year-to-date information.

     The Company offers insurance to personal and commercial auto drivers throughout the United States. The Company’s Personal Lines business units write insurance for private passenger automobiles and recreation vehicles. The Company’s Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. See “Supplemental Information” for month and year-to-date results.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
April 2005
(millions — except per share amounts)
(unaudited)

	Current
	Month	Comments on Monthly Results[1]
Direct premiums written	$1,461.7

Net premiums written	$1,430.4

Revenues:
Net premiums earned	$1,321.7
Investment income	39.8
Net realized gains (losses) on securities	(6.3)	Includes $7.2 million of write-downs on securities determined to have had an other-than-temporary decline in market value.
Service revenues	4.0

Total revenues	1,359.2

Expenses:
Losses and loss adjustment expenses	856.2
Policy acquisition costs	140.6
Other underwriting expenses	130.8
Investment expenses	1.1
Service expenses	2.2
Interest expense	6.9

Total expenses	1,137.8

Income before income taxes	221.4
Provision for income taxes	73.8

Net income	$147.6

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	197.9

Per share	$.75

Diluted:
Average shares outstanding	197.9
Net effect of dilutive stock-based compensation	2.8

Total equivalent shares	200.7

Per share	$.74

[1]See the Monthly Commentary at the end of this release for additional discussion. For a description of the Company’s reporting and accounting policies, see Note 1 to the Company’s 2004 audited consolidated financial statements included in the Company’s 2004 Annual Report, which can be found at progressive.com/annualreport.

The following table sets forth the total return on investments for the month:

Fully taxable equivalent total return:
Fixed-income securities	1.1%
Common stocks	(1.7)%
Total portfolio	.7%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
April 2005 Year-to-Date
(millions — except per share amounts)
(unaudited)

	Year-to-Date		%
	2005	2004	Change
Direct premiums written	$5,146.0	$4,708.9	9

Net premiums written	$5,035.2	$4,593.0	10

Revenues:
Net premiums earned	$4,671.7	$4,323.9	8
Investment income	160.2	154.8	3
Net realized gains (losses) on securities	3.9	64.1	(94)
Service revenues	15.2	17.3	(12)

Total revenues	4,851.0	4,560.1	6

Expenses:
Losses and loss adjustment expenses	3,024.8	2,734.3	11
Policy acquisition costs	496.7	466.6	6
Other underwriting expenses	454.2	405.5	12
Investment expenses	3.9	4.3	(9)
Service expenses	7.6	8.0	(5)
Interest expense	27.7	27.0	3

Total expenses	4,014.9	3,645.7	10

Income before income taxes	836.1	914.4	(9)
Provision for income taxes	275.8	297.3	(7)

Net income	$560.3	$617.1	(9)

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	198.7	216.4	(8)

Per share	$2.82	$2.85	(1)

Diluted:
Average shares outstanding	198.7	216.4	(8)
Net effect of dilutive stock-based compensation	2.9	3.6	(19)

Total equivalent shares	201.6	220.0	(8)

Per share	$2.78	$2.81	(1)

The following table sets forth the total return on investments for the year-to-date period:

	2005	2004
Fully taxable equivalent total return:
Fixed-income securities	.9%	.5%
Common stocks	(3.3)%	.0%
Total portfolio	.4%	.5%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
April 2005
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$823.7	$414.8	$1,238.5	$190.3	$1.6	$1,430.4
% Growth in NPW	5%	14%	8%	14%	NM	9%
Net Premiums Earned	$774.5	$388.9	$1,163.4	$155.6	$2.7	$1,321.7
% Growth in NPE	4%	12%	7%	12%	NM	7%

GAAP Ratios
Loss/LAE ratio	64.1	65.5	64.6	67.0	NM	64.8
Expense ratio	20.6	20.3	20.5	20.6	NM	20.5

Combined ratio	84.7	85.8	85.1	87.6	NM	85.3

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$7.2
Current accident year						1.7

Calendar year actuarial adjustment	$6.5	$5.2	$11.7	$(2.6)	$(.2)	$8.9

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$7.2
All other development						15.6

Total development						$22.8

Calendar year loss/LAE ratio						64.8

Accident year loss/LAE ratio						66.5

Statutory Ratios
Loss/LAE ratio						64.8
Expense ratio						19.6

Combined ratio						84.4

NM = Not Meaningful

[1]Amounts primarily include professional liability insurance for community banks and the Company’s run-off businesses. The other businesses generated an underwriting profit of $1.5 million for the month.

[2] Represents adjustments solely based on the Company’s corporate actuarial review.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
April 2005 Year-to-Date
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$2,905.5	$1,495.8	$4,401.3	$626.6	$7.3	$5,035.2
% Growth in NPW	6%	15%	9%	15%	NM	10%
Net Premiums Earned	$2,749.9	$1,361.5	$4,111.4	$550.8	$9.5	$4,671.7
% Growth in NPE	5%	12%	7%	13%	NM	8%

GAAP Ratios
Loss/LAE ratio	64.7	66.4	65.3	61.1	NM	64.7
Expense ratio	20.8	19.8	20.5	20.1	NM	20.4

Combined ratio	85.5	86.2	85.8	81.2	NM	85.1

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$43.6
Current accident year						(1.2)

Calendar year actuarial adjustment	$25.8	$11.3	$37.1	$3.7	$1.6	$42.4

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$43.6
All other development						94.1

Total development						$137.7

Calendar year loss/LAE ratio						64.7

Accident year loss/LAE ratio						67.6

Statutory Ratios
Loss/LAE ratio						64.8
Expense ratio						19.2

Combined ratio						84.0

Statutory surplus						$5,160.4

	April	April
	2005	2004	Change

Policies in Force
(in thousands)
Agency — Auto	4,460	4,162	7%
Direct — Auto	2,233	1,969	13%
Other Personal Lines[3]	2,502	2,132	17%

Total Personal Lines	9,195	8,263	11%

Commercial Auto Business	443	392	13%

NM = Not Meaningful

[1]The other businesses generated an underwriting profit of $6.9 million.

[2] Represents adjustments solely based on the Company’s corporate actuarial review.

[3] Includes insurance for motorcycles, recreation vehicles, mobile homes, watercraft, snowmobiles and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions- except per share amounts)
(unaudited)

April
2005
CONDENSED GAAP BALANCE SHEET:[1]
Investments — Available-for-sale, at market:
Fixed maturities (amortized cost: $9,540.1)	$9,581.7
Equity securities:
Preferred stocks (cost: $1,031.7)	1,043.4
Common equities (cost: $1,400.0)	1,863.2
Short-term investments (amortized cost: $1,862.4)	1,863.1

Total investments[2]	14,351.4
Net premiums receivable	2,531.6
Deferred acquisition costs	462.9
Other assets	1,408.7

Total assets	$18,754.6

Unearned premiums	$4,472.9
Loss and loss adjustment expense reserves	5,400.6
Other liabilities[2]	2,191.4
Debt	1,284.5
Shareholders’ equity	5,405.2

Total liabilities and shareholders’ equity	$18,754.6

Common Shares outstanding	198.8
Shares repurchased — April	.9
Average cost per share	$90.55
Book value per share	$27.19
Return on average shareholders’ equity	28.3%
Net unrealized pre-tax gains on investments	$517.2
Debt to total capital ratio	19.2%
Fixed-income portfolio duration	2.9
Weighted average credit quality	AA+

[1]Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $341.1 million.

[2]Amounts include net unsettled security acquisitions, including repurchase commitments, of $932.3 million.

Monthly Commentary

•	The pretax recurring book yield of the investment portfolio was 3.7% for the month and 3.8% year-to-date.

•	At April month-end, the net unrealized gains in the investment portfolio were $517.2 million, an increase of $54.8 million from March 2005 and a decrease of $152.2 million from year-end 2004.

The Progressive Group of Insurance Companies, in business since 1937, ranks third in the nation for auto insurance based on premiums written and provides drivers with competitive rates and 24/7, in-person and online service. The companies that offer insurance directly (by phone at 1-800-PROGRESSIVE and online at progressivedirect.com) market their products and services under the Progressive DirectSM brand, while the companies that offer insurance through more than 30,000 independent insurance agencies market their products and services under the Drive Insurance from Progressive brand. The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. More information can be found at progressive.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; the Company’s ability to maintain the uninterrupted operation of its facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.